UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

April 30, 2015

Semi Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Institutional Funds

Table of Contents

Shareholder Letter	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Supplemental Information
Trustee and Officer Information	16
Proxy Voting and Form N-Q Information	19
Expense Examples	19
Portfolio Holdings	20
Advisory Contract Approval	21

The Fund is distributed by Victory Capital Advisers Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

Dear Shareholder:

Over the past six months, Victory Capital has worked diligently to expand its available product set and enhance the investor experience with our firm. In addition to its previously announced acquisition of Munder Capital Management, Victory Capital also acquired its ninth investment franchise, Compass Efficient Model Portfolios, LLC ("Compass EMP"), on April 30th, 2015. Compass EMP has developed a strategic indexing approach that combines fundamental criteria with volatility weighting seeking to improve an investor's ability to outperform traditional indexing strategies. Victory Capital's acquisition of Compass EMP is an extension of the firm's multi-boutique business model and provides our investors access to this dynamic asset class. We believe that this partnership enables the firm and our clients to leverage new strengths, and we look forward to the opportunities afforded by this acquisition. In addition to a broadened product set, Victory Capital has also revamped its website, which now highlights our distinctly branded, autonomous investment franchises and significantly enhances our investor's browsing experience. As a shareholder, we encourage you to visit our new website (www.vcm.com) and benefit from these technological enhancements and expanded product offerings.

Marking the 6th consecutive year of positive gains, the S&P 500® Index posted a 13.7% total return in 2014, despite increased uncertainty created by decelerating global economic growth and a rapidly evolving macroeconomic backdrop. While there were numerous geopolitical events impacting the global landscape, such as slowing growth in China, rising conflicts in the Ukraine, sanctions against Russia, and the potential Greek exit from the Eurozone, the dominant forces driving market action can be boiled down to: (1) the strengthening U.S. dollar, (2) declining energy prices and (3) accommodative global monetary policy. The S&P 500® Index corrected nearly 10% in September/October during its initial reaction to the sharp decline in oil prices and the strengthening U.S. dollar before charging back to end the year at near record highs. This strength, which has continued into 2015, is due in large part to the monetary easing seen across the globe, resulting in record low interest rates, which in turn has helped justify P/E multiple expansion.

Indeed, 2015 and 2016 estimates continued to decline during the quarter, with EPS growth now expected to be a somewhat muted +2% year-over-year in 2015, the lowest level seen since exiting the great recession of 2008/2009. Expectations have been ratcheted backward on both the international and domestic fronts. In regards to the former, profits from overseas faced stiff headwinds from weak emerging market demand and a strengthening U.S. dollar. That said, a sharp reversal in both the dollar and oil prices post quarter end, could end up being a tailwind to estimates in the coming quarter.

It's worth noting that the dollar is both a proxy for the relative strength of the U.S. economy, as well as an equilibrium mechanism that helps drive economic convergence. It is also highly susceptible to cyclical and technical forces. Despite a few lackluster domestic economic data points such as flat GDP growth and lackluster retail sales, labor market indicators continue to harden and nonresidential investment remains solid. Continued productivity gains should lead to real wage increases in the U.S., which in turn should support positive GDP growth moving forward.

In the fixed income market, harsh winter weather, west coast port slowdowns and cut-backs in the energy sector, all contributed to slower growth over the past six months. Many expected the U.S. consumer to pick up the slack with strong consumption given the steep drop in gasoline prices, which functions to increase disposable income. Unfortunately, a significant pick-up in consumer spending did not materialize as readings on retail sales were mediocre and the personal savings rate became the primary beneficiary of lower energy prices. Similarly, outside of the U.S., growth and inflation remained low, and liquidity was on the rise as central banks in Europe and Japan continued to ease policy.

Weak growth and low inflation complicated the policy outlook for the Federal Reserve, as the committee continued to inch towards the beginning of policy normalization. The fixed income market conveyed a different outlook, however, as interest rates declined further given the uncertain outlook for both growth and inflation. The Fed's own forecast for short term interest rates declined as well, yet they continued to guide modest increases in the federal funds rate in 2015. The fixed income market remains skeptical regarding the pace of rate increases relative to the Fed's forecast as we look forward to the remainder of 2015, a dichotomy of views that underscores the "data dependent" nature of monetary policy.

This environment of slower growth and lower interest rates produced solidly, positive absolute returns in the fixed income markets. Furthermore, the uncertainty over monetary policy produced mixed results on an excess returns basis relative to Treasuries over the prior twelve months. This is because securitized sectors generally outperformed Treasuries while corporate bonds trailed.

We continue to believe that the markets could provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863 or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher Dyer

President,
Victory Funds

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  April 30, 2015

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Common Stocks (99.1%)
Communications Equipment (5.7%):
Cisco Systems, Inc.	520,200	$14,997
F5 Networks, Inc. (a)	97,500	11,897
		26,894
Consumer Discretionary (15.2%):
Advance Auto Parts, Inc.	51,000	7,293
H&R Block, Inc.	440,500	13,321
Hilton Worldwide Holdings, Inc. (a)	465,200	13,472
Johnson Controls, Inc.	213,900	10,776
Newell Rubbermaid, Inc.	245,000	9,342
PVH Corp.	45,540	4,707
Starbucks Corp.	150,500	7,462
Tractor Supply Co.	61,300	5,275
		71,648
Consumer Staples (7.9%):
CVS Caremark Corp.	117,300	11,647
Diageo PLC, ADR	80,600	8,948
The Procter & Gamble Co.	92,600	7,363
Wal-Mart Stores, Inc.	117,300	9,155
		37,113
Energy (5.8%):
Chesapeake Energy Corp.	346,050	5,457
Occidental Petroleum Corp.	151,690	12,151
Schlumberger Ltd.	52,500	4,967
Weatherford International PLC (a)	339,400	4,938
		27,513
Financials (12.8%):
American Express Co.	83,500	6,467
Bank of America Corp.	400,500	6,380
Bank of New York Mellon Corp.	303,770	12,862
Citigroup, Inc.	380,380	20,282
Progressive Corp.	551,500	14,703
		60,694
Health Care (16.8%):
Abbott Laboratories	153,400	7,121
Baxter International, Inc.	146,420	10,065
Cardinal Health, Inc.	74,500	6,283
Eli Lilly & Co.	125,800	9,041
Medtronic PLC	201,800	15,024
Merck & Co., Inc.	155,915	9,286
Perrigo Co. PLC	38,000	6,965
Pfizer, Inc.	465,720	15,802
		79,587

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  April 30, 2015

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Industrials (11.9%):
Danaher Corp.	91,030	$7,454
Masco Corp.	393,000	10,411
Nielsen Holdings NV	192,800	8,664
Precision Castparts Corp.	60,000	12,401
Stanley Black & Decker, Inc.	72,200	7,126
United Parcel Service, Inc., Class B	100,396	10,093
		56,149
Internet Software & Services (7.6%):
Facebook, Inc., Class A (a)	123,000	9,689
Google, Inc., Class C (a)	35,685	19,174
Twitter, Inc. (a)	182,500	7,110
		35,973
IT Services (2.0%):
Visa, Inc., Class A	145,200	9,590
Materials (1.9%):
Air Products & Chemicals, Inc.	62,320	8,939
Semiconductors & Semiconductor Equipment (3.0%):
Applied Materials, Inc.	722,730	14,303
Software (2.6%):
SAP SE, ADR	161,500	12,224
Technology Hardware, Storage & Peripherals (5.9%):
Apple, Inc.	75,760	9,481
EMC Corp.	679,010	18,273
		27,754
Total Common Stocks (Cost $415,024)		468,381
Investment Companies (0.8%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	3,558,076	3,558
Total Investment Companies (Cost $3,558)		3,558
Total Investments (Cost $418,582) — 99.9%		471,939
Other assets in excess of liabilities — 0.1%		457
NET ASSETS — 100.00%		$472,396

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 4/30/15.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  April 30, 2015

(Amounts in Thousands, Except Per Share Amounts)  (Unaudited)

	Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $418,582)	$471,939
Dividends receivable	298
Receivable for capital shares issued	132
Receivable for investments sold	2,778
Prepaid expenses	59
Total Assets	475,206
LIABILITIES:
Payable for investments purchased	1,979
Payable for capital shares redeemed	580
Accrued expenses and other payables:
Investment advisory fees	198
Administration fees	11
Custodian fees	5
Transfer agent fees	13
Chief Compliance Officer fees	—	(a)
Trustees' fees	2
Other accrued expenses	22
Total Liabilities	2,810
NET ASSETS:
Capital	395,416
Accumulated undistributed net investment income	257
Accumulated net realized gains from investments	23,366
Net unrealized appreciation on investments	53,357
Net Assets	$472,396
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	38,984
Net Asset Value, offering price & redemption price per share:(b)	$12.12

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Six Months Ended April 30, 2015

(Amounts in Thousands)  (Unaudited)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$4,646
Total Income	4,646
Expenses:
Investment advisory fees	1,236
Administration fees	67
Custodian fees	22
Transfer agent fees	36
Trustees' fees	19
Chief Compliance Officer fees	3
Legal and audit fees	27
State registration and filing fees	19
Other expenses	30
Total Expenses	1,459
Net Investment Income	3,187
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	24,763
Net change in unrealized appreciation/depreciation on investments	(15,469)
Net realized/unrealized gains on investments	9,294
Change in net assets resulting from operations	$12,481

See notes to financial statements.

The Victory Institutional Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$3,187	$6,704
Net realized gains from investment transactions	24,763	53,038
Net change in unrealized appreciation/depreciation on investments	(15,469)	(3,725)
Change in net assets resulting from operations	12,481	56,017
Distributions to Shareholders:
From net investment income:	(3,425)	(6,588)
From net realized gains:	(54,124)	(90,029)
Change in net assets resulting from distributions to shareholders	(57,549)	(96,617)
Change in net assets from capital transactions	(5,261)	94,221
Change in net assets	(50,329)	53,621
Net Assets:
Beginning of period	522,725	469,104
End of period	$472,396	$522,725
Accumulated undistributed net investment income	$257	$495
Capital Transactions:
Proceeds from shares issued	$19,652	$99,488
Dividends reinvested	57,522	96,536
Cost of shares redeemed	(82,435)	(101,803)
Change in net assets from capital transactions	$(5,261)	$94,221
Share Transactions:
Issued	1,545	7,491
Reinvested	4,624	7,665
Redeemed	(6,378)	(7,794)
Change in Shares	(209)	7,362

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
	(Unaudited)
Net Asset Value, Beginning of Period	$13.34	$14.74	$11.37	$10.08	$10.11	$9.06
Investment Activities:
Net investment income	0.09	0.18	0.21	0.15	0.13	0.13
Net realized and unrealized gains (losses) on investments	0.28	1.47	3.36	1.29	(0.03)	1.04
Total from Investment Activities	0.37	1.65	3.57	1.44	0.10	1.17
Distributions:
Net investment income	(0.09)	(0.19)	(0.20)	(0.15)	(0.13)	(0.12)
Net realized gains from investments	(1.50)	(2.86)	—	—	—	—
Total Distributions	(1.59)	(3.05)	(0.20)	(0.15)	(0.13)	(0.12)
Net Asset Value, End of Period	$12.12	$13.34	$14.74	$11.37	$10.08	$10.11
Total Return (a)	2.52%	12.62%	31.68%	14.35%	0.95%	13.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$472,396	$522,725	$469,104	$612,338	$640,534	$640,023
Ratio of net expenses to average net assets (b)	0.59%	0.61%	0.59%	0.61%	0.60%	0.61%
Ratio of net investment income to average net assets (b)	1.29%	1.40%	1.56%	1.34%	1.21%	1.31%
Portfolio turnover	45%	79%	91%	94%	87%	100%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  April 30, 2015

  (Unaudited)

1.  Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2015

  (Unaudited)

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the six months ended April 30, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2015, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1— Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$468,381	$—	$468,381
Investment Companies	—	3,558	3,558
Total	$468,381	$3,558	$471,939

There were no transfers between Level 1 and Level 2 as of April 30, 2015.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2015

  (Unaudited)

the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2015 were as follows for the Fund (in thousands):

Purchases*	Sales*
$217,990	$237,445

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank") serves as custodian for the Fund and receives custodian fees at an annualized rate of 0.005% (prior to January 1, 2015 the annualized rate was 0.00774%) of the aggregate average daily net assets of the Fund, plus applicable per transaction fees. The Fund reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective April 1, 2015, Sungard Investor Services LLC ("Sungard") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Sungard is entitled to fees of $25 thousand per year. In addition, Sungard is entitled to reimbursement of out-of-pocket expenses incurred in providing

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2015

  (Unaudited)

transfer agent services. Prior to April 1, 2015, Citi served as the Fund's transfer agent and received the same fees.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Institutional Funds, Victory Portfolios and Victory Variable Insurance Funds (collectively, the "Victory Trusts") participate in a short-term, demand note "Line of Credit" agreement with Citibank, N.A. ("Citibank"). Under the agreement with Citibank, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the six months ended April 30, 2015, Citibank earned approximately $25 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. There were no loans for the Fund during the six months ended April 30, 2015.

7.  Federal Tax Information:

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings/(deficit) will be determined at the end of the current tax year ending October 31, 2015.

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$53,552	$43,065	$96,617

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$19,547	$35,099	$67,426	$122,072

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2015

  (Unaudited)

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of April 30, 2015, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$419,831	$59,274	$(7,166)	$52,108

  Supplemental Information

The Victory Institutional Funds  April 30, 2015

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Variable Insurance Funds, 25 portfolios in The Victory Portfolios and 21 portfolios in the Compass EMP Funds Trust, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 63	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 63	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011 to November 2011).
Sally M. Dungan, 61	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 62	Trustee	February 2015	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Manaing Member, Crossroad LLC (Consultants) (2009-2011).	Director, Caledonia Mining Corporation (since May 2012); Managing Member, Crossroad LLC (since May 2009).
David L. Meyer, 58	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 70	Chair and Trustee	August 2003	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 43	Trustee	July 2008

Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 45	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 41	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate Dehert LLP (2001-2010).
Christopher E. Sabato, 46	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 71	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Kim Oeder, 60**	Anti-Money Laundering Compliance Officer and Identity Theft Officer	October 2014-April 2015	Chief Compliance Officer, Victory Capital Advisers, Inc. (since 2011); Registered Principal, Victory Capital Advisers, Inc. (since 2006).
Chuck Booth, 55**	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 61	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

**  On April 30, 2015, Mr. Oeder resigned as Anti-Money Laundering Compliance Officer and Identity Theft Officer. Effective, May 1, 2015 Chuck Booth accepted the position as Anti-Money Laundering Compliance Officer and Identity Theft Officer.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Security and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period* 11/1/14-4/30/15	Expense Ratio During Period* 11/1/14-4/30/15
Institutional Diversified Stock Fund	$1,000.00	$1,025.20	$2.96	0.59%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period* 11/1/14-4/30/15	Expense Ratio During Period* 11/1/14-4/30/15
Institutional Diversified Stock Fund	$1,000.00	$1,021.87	$2.96	0.59%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Portfolio Holdings

(As a Percentage of Total Investments)

Victory Institutional Diversified Stock Fund

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 3, 2014. The Board also considered information relating to the Agreement throughout the year and at a meeting on November 11, 2014. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

•  Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  The Adviser's commitments to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Fund for custodian and administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board compared the Fund's expense ratio, taking into consideration any distribution or shareholder servicing fees, and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Trustees also noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board recognized that the Fund's performance and its Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the Fund's 0.30% gross annual management fee to the median management fee for the peer group and considered the fact that the Fund's fee was within the range of the Fund's peers. The Board also

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compared the Fund's Class A annual expense ratio and found it to be below the peer group median. The Board then compared the Fund's Class A performance for the one-year, three-year, five-year and ten-year periods ended July 31, 2014, to that of the peer group, its benchmark index and its Morningstar category for the same periods and considered the fact that the Fund's underperformed its peer group and benchmark index for these periods. The Board noted that the Fund outperformed its Morningstar category for the three-year period. The Board considered the steps being taken to improve performance noting the longevity of the portfolio manager and the management team.

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that: (1) the Fund's management fee was within the range of advisory fees charged to comparable mutual funds; and (2) the Fund's total expense ratio was below that of the peer group median; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-SEMI  (4/15)

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, President
Date	June 25, 2015

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 25, 2015